UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 20, 2003


                      INNOVATIVE MICRO TECHNOLOGY, INC.
            (Exact name of Registrant as Specified in its Charter)

         Delaware                    01-06635                 95-1950506
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

                               75 Robin Hill Road
                            Goleta, California  93117
               (Address of principal executive office) (Zip Code)


      Registrant's telephone number, including area code: (805) 681-2800
         ----------------------------------------------------------
        (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant

      On May 20, 2003, Innovative Micro Technology, Inc. (the "Company") engaged BDO Seidman, LLP ("BDO Seidman"), as its independent public accountant. The selection of BDO Seidman was made by the audit committee of the board of directors of the Company and, on recommendation by that committee, was approved by the full board of directors.

      During the two most recent fiscal years of the Company and the subsequent interim period prior to the appointment of BDO Seidman, the Company did not consult with BDO Seidman regarding any of the matters set forth in Item 304(a)(2)(i)-(ii) of Regulation S-K.

      The engagement of BDO Seidman follows the resignation of the Company's former auditors, which was described in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2003.






































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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 27, 2003        INNOVATIVE MICRO TECHNOLOGY, INC.


                           By: /s/ Peter T. Altavilla
                               ----------------------
                                Peter T. Altavilla
                                Secretary and Chief Financial Officer








































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